Exhibit 99.1

Marchex Reports Fourth Quarter 2011 Financial Results

2011 Revenue Growth of 50% was Driven by Digital Call Advertising Products

SEATTLE – February 16, 2012 Marchex, Inc. (NASDAQ: MCHX) today reported its results for the quarter ended December 31, 2011.

Fourth Quarter 2011 Consolidated Financial Results:

•	Revenue was $39.0 million for the fourth quarter of 2011, compared to $28.0 million for the same period of 2010.

•

GAAP net income applicable to common stockholders was $920,000 for the fourth quarter of 2011 or $0.03 per diluted share. This compares to GAAP net income applicable to common stockholders of $593,000 or $0.02 per diluted share for the same period of 2010. The fourth quarter 2011 results included non-cash stock-based compensation expense of $3.7 million, compared to non-cash stock-based compensation expense of $2.9 million for the same period in 2010.

•

We provide a reconciliation of GAAP diluted EPS to Adjusted Non-GAAP EPS in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for fourth quarter 2011 was $0.08, compared to $0.04 for the same period in 2010.

•

Adjusted operating income before amortization was $5.5 million for the fourth quarter of 2011, compared to $2.3 million for the same period of 2010. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income is included in the financial tables attached to this release.

•

Adjusted EBITDA was $6.5 million in the fourth quarter of 2011, compared to $3.4 million for the same period of 2010. A reconciliation of adjusted EBITDA to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

Full Year 2011 Consolidated Financial Results

•	Revenue for the year ended December 31, 2011 was $146.7 million, compared to $97.6 million in 2010.

•

GAAP net income applicable to common stockholders was $2.7 million or $0.08 per diluted share for 2011. This compares to GAAP net loss applicable to common stockholders of $3.2 million or $0.10 per diluted share in 2010.

•

As discussed in the summary of the fourth quarter 2011 consolidated financial results, a reconciliation is provided of GAAP diluted EPS to Adjusted Non-GAAP EPS in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for 2011 was $0.30, compared to $0.06 in 2010.

•

Adjusted operating income before amortization was $19.1 million for 2011, compared to $3.0 million in 2010. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income (loss) is included in the financial tables attached to this release.

•

Adjusted EBITDA was $23.1 million for 2011, compared to $7.9 million in 2010. A reconciliation of adjusted EBITDA to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“We believe the rapid growth of the mobile marketplace will transform how advertisers buy and measure new customer phone calls as a lead source,” said Russell C. Horowitz, Marchex Chairman and CEO. “We have now grown our digital call advertising business to more than $100 million in annualized revenue in a short period of time, and we believe that Marchex is very well positioned to be a leader over the long term in this emerging and transformative market.”

2011 Selected Highlights:

1.	Increased Mobile Distribution.

a.	Marchex has built one of the industry’s leading mobile voice search platforms, which is now integrated with most of the major mobile carriers in North America, including Sprint and Verizon.

b.

A Marchex Institute study revealed that during a two month period in 2011 more than 15 million mobile phones[1], or five percent of the approximately 300 million in use in North America, made a phone call to a business advertiser utilizing Marchex’s Digital Call Advertising platform.

c.	In November, Marchex announced the availability of a unique mobile application that integrates multiple local search capabilities into a single application, including voice search. Marchex is providing mobile carriers with the ability to take this application under their own brand and customize it for their unique customer base. Using the Free411 mobile application from Marchex not only gives mobile carriers an important touch point with their customers, but also offers an additional revenue opportunity since the application is ad-supported through Pay-For-Call advertisements.

[1]	Findings derived from Marchex internal sampling set of calls.

2.	Call-Driven Revenues: For the fourth quarter of 2011, revenue from call advertising products was $28.2 million.

3.	During the fourth quarter, Marchex sold a small number of domains that yielded $2.3 million, bringing the total for the full year 2011 to $9.4 million.

4.	Marchex also purchased 460,000 shares of its outstanding Class B common stock for a total price of $2.9 million, bringing its purchases for the full year 2011 to 883,000 shares for a total price of $6.2 million. This brings Marchex’s total shares repurchased under its stock repurchase program to 10.9 million shares, or 29% of its outstanding common stock.

Marchex Guidance:

The following forward-looking statements reflect Marchex’s expectations as of February 16, 2012.

Financial guidance for the fiscal year ending December 31, 2012:

Revenue:	$150 million to $160 million

Adjusted Operating Income Before Amortization:	More than $15 million

Adjusted EBITDA:	Estimated add-backs of approximately $4.5 million in additional depreciation and amortization to adjusted operating income before amortization, implying an adjusted EBITDA of more than $19.5 million

Long Term Adjusted EBITDA Margin Target:	20% or more

2012 GAAP income (loss) from operations is expected to be ($6.5) million or better, assuming stock-based compensation between $15 million and $16 million and amortization of intangible assets from acquisitions between $4.7 million and $5.5 million. This estimate excludes any prospective gain or loss on sales and disposals of intangible assets.

“We expect more than 20% growth from call-driven revenue sources in 2012. In addition, for the first quarter of 2012, Marchex anticipates lower revenue than in the fourth quarter of 2011, largely due to weakness in non-call-driven sources. Although our customers’ advertising budgets may fluctuate from quarter to quarter, we expect continued progress with our call advertising products will lead to sequential increases in revenue from the first quarter forward. As we move forward, we are carefully managing our investment in the Digital Call Advertising opportunity such that as we grow, a portion of the incremental contribution will be allocated to support our growth initiatives, including investments in our products, our people and our customers. The rest will flow through to contribute to expanding contribution margins over the course of the year,” said Michael Arends, Marchex Chief Financial Officer.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Thursday February 16, 2012 to discuss its fourth quarter and year ended December 31, 2011 financial results, and other company updates. To access the call by live webcast, please log onto the Investor Relations section of the Marchex website (www.marchex.com/earnings-releases). An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex’s mission is to unlock local commerce globally by helping advertisers reach customers through the phone when they are ready to buy.

Our performance-based call advertising products, Marchex Call Connect and Marchex Call Analytics, are reinventing how businesses acquire and upsell new customers through phone calls. Our award-winning Small Business Solutions products empower businesses to efficiently acquire new customers. Every day, our products support hundreds of thousands of advertisers and partners, ranging from global enterprises to local businesses.

For more information about Marchex (NASDAQ: MCHX), please visit www.marchex.com.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of February 16, 2012 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of intangible assets from acquisitions. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes any gain/loss on sales and disposals of intangible assets for each asset and acquisition related costs as these items are not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses or gain/loss such as stock-based compensation, amortization of intangible assets from acquisitions, acquisition related costs and gain/loss on sales and disposals of intangible assets. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense, acquisition related costs and gain/loss on sales and disposals of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted non-GAAP Net Income applicable to common stockholders divided by GAAP diluted shares outstanding. Prior to 2011, Marchex computed shares outstanding for the Non-GAAP EPS calculation to include dilution from options and warrants, exercise prices per the treasury stock method provided market conditions had been met and included the weighted average number of all potential common shares relating to restricted stock and restricted stock units, provided market conditions had been met. Non-GAAP shares historically were greater than shares outstanding for GAAP EPS purposes. Adjusted non-GAAP Net Income applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3) gain/loss on sales and disposals of intangible assets, (4) acquisition related costs, (5) interest and other income (expense), and (6) dividends paid to participating securities. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Katie Riese

Weber Shandwick

Telephone: 206.576.5507

Email: kriese@webershandwick.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,
	2010	2011
Revenue	$27,975	$39,023

Expenses:
Service costs (1)	16,648	21,614
Sales and marketing (1)	2,925	4,259
Product development (1)	4,322	5,836
General and administrative (1)	4,697	5,555
Amortization of intangible assets from acquisitions	609	1,699
Acquisition related costs	—	377

Total operating expenses	29,201	39,340

Gain on sales and disposals of intangible assets, net	2,122	2,309

Income from operations	896	1,992

Interest expense and other, net	(5)	(190)

Income before provision for income taxes	891	1,802

Income tax expense	246	814

Net income	645	988

Dividends paid to participating securities	(52)	(68)

Net income applicable to common stockholders	$593	$920

Basic and diluted net income per share applicable to Class A and Class B common stockholders	$0.02	$0.03
Dividends paid per share	$0.02	$0.02
Shares used to calculate basic net income per share applicable to common stockholders
Class A	10,469	9,632
Class B	21,861	24,017
Shares used to calculate diluted net income per share applicable to common stockholders
Class A	10,469	9,632
Class B	33,514	35,743
(1) Includes stock-based compensation allocated as follows:
Service costs	$197	$367
Sales and marketing	196	404
Product development	274	242
General and administrative	2,259	2,722

Total	$2,926	$3,735

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Twelve Months Ended
	December 31,
	2010	2011
Revenue	$97,566	$146,726

Expenses:
Service costs (1)	57,557	81,835
Sales and marketing (1)	13,530	15,434
Product development (1)	16,804	22,794
General and administrative (1)	17,507	22,709
Amortization of intangible assets from acquisitions	2,729	5,455
Acquisition related costs	—	1,890

Total operating expenses	108,127	150,117

Gain on sales and disposals of intangible assets, net	6,772	9,421

Income (loss) from operations	(3,789)	6,030

Interest income (expense) and other, net	129	(458)

Income (loss) before provision for income taxes	(3,660)	5,572

Income tax expense (benefit)	(617)	2,613

Net income (loss)	(3,043)	2,959

Dividends paid to participating securities	(199)	(259)

Net income (loss) applicable to common stockholders	$(3,242)	$2,700

Basic and diluted net income (loss) per share applicable to Class A and Class B common stockholders	$(0.10)	$0.08
Dividends paid per share	$0.08	$0.08
Shares used to calculate basic net income (loss) applicable to common stockholders
Class A	10,661	9,928
Class B	21,993	23,358
Shares used to calculate diluted net income (loss) applicable to common stockholders
Class A	10,661	9,928
Class B	32,654	35,318
(1) Includes stock-based compensation allocated as follows:
Service costs	$805	$1,291
Sales and marketing	799	1,505
Product development	1,015	1,416
General and administrative	8,213	10,931

Total	$10,832	$15,143

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31, 2010	December 31, 2011
Assets
Current assets:
Cash and cash equivalents	$37,328	$37,443
Accounts receivable, net	20,214	30,635
Prepaid expenses and other current assets	3,567	3,614
Refundable taxes	3,249	193
Deferred tax assets	869	2,753

Total current assets	65,227	74,638

Property and equipment, net	4,710	6,187
Deferred tax assets	50,769	46,310
Intangibles and other assets, net	2,070	2,191
Goodwill	35,337	82,644
Intangible assets from acquisitions, net	1,577	8,088

Total assets	$159,690	$220,058

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$11,166	$12,896
Accrued expenses and other current liabilities	5,106	8,430
Deferred acquisition payments	—	35,214
Deferred revenue	1,650	1,930

Total current liabilities	17,922	58,470

Other non-current liabilities	2,076	2,580

Total liabilities	19,998	61,050

Stockholders’ equity:
Class A common stock	105	99
Class B common stock	255	281
Treasury stock	(1,360)	(1,067)
Additional paid-in capital	281,421	297,465
Accumulated deficit	(140,729)	(137,770)

Total stockholders’ equity	139,692	159,008

Total liabilities and stockholders’ equity	$159,690	$220,058

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Income (Loss) from Operations to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(in thousands)

(unaudited)

	Three Months Ended December 31,
	2010	2011
Income from operations	$896	$1,992

Stock-based compensation	2,926	3,735
Amortization of intangible assets from acquisitions	609	1,699

Operating income before amortization (OIBA)	4,431	7,426

Acquisition related costs	—	377
Gain on sales and disposals of intangible assets, net	(2,122)	(2,309)

Adjusted operating income before amortization (Adjusted OIBA)	$2,309	$5,494

	Twelve Months Ended December 31,
	2010	2011
Income (loss) from operations	$(3,789)	$6,030

Stock-based compensation	10,832	15,143
Amortization of intangible assets from acquisitions	2,729	5,455

Operating income before amortization (OIBA)	9,772	26,628

Acquisition related costs	—	1,890
Gain on sales and disposals of intangible assets, net	(6,772)	(9,421)

Adjusted operating income before amortization (Adjusted OIBA)	$3,000	$19,097

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided (used) by Operating Activities to Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended December 31,
	2010	2011
Net cash provided by operating activities	$5,920	$3,675

Changes in asset and liabilities, net of acquisitions	(2,814)	1,727
Income tax expense	246	814
Acquisition related costs	—	5
Interest (income) expense and other, net	7	14
Excess tax benefits related to stock compensation	36	229

Adjusted EBITDA	$3,395	$6,464

Net cash provided by investing activities	$1,364	$938

Net cash provided used in financing activities	$(1,960)	$(2,658)

	Twelve Months Ended December 31,
	2010	2011
Net cash provided by operating activities	$9,388	$16,782

Changes in asset and liabilities, net of acquisitions	(745)	1,220
Income tax expense (benefit)	(617)	2,613
Acquisition related costs	—	1,518
Interest (income) expense and other, net	(127)	(57)
Excess tax benefits related to stock compensation	36	1,032

Adjusted EBITDA	$7,935	$23,108

Net cash provided by (used in) investing activities	$3,223	$(10,392)

Net cash used in financing activities	$(8,921)	$(6,275)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	December 31,
	2010	2011
Adjusted Non-GAAP EPS	$0.04	$0.08

Net income per Class B share applicable to common stockholders—diluted (GAAP EPS)	$0.02	$0.03
Shares used to calculate diluted net income per Class B share applicable to common stockholders	33,514	35,743

Net income applicable to common stockholders	$593	$920
Stock-based compensation	2,926	3,735
Acquisition related costs	—	377
Amortization of intangible assets from acquisitions	609	1,699
Gain on sales and disposals of intangible assets, net	(2,122)	(2,309)
Interest (income) expense and other, net	5	190
Dividends paid to participating securities	52	68
Estimated impact of income taxes	(665)	(1,337)

Adjusted Non-GAAP net income applicable to common stockholders	$1,398	$3,343

Adjusted Non-GAAP EPS	$0.04	$0.08

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	33,514	35,743
Weighted average common shares related to deferred acquisition payments (1)	—	5,988

Diluted shares used to calculate Adjusted Non-GAAP EPS (2)	33,514	41,731

(1)	For the three months ended December 31, 2011, these shares were excluded from the computation of diluted net income per share as their effect would be anti-dilutive.
(2)	Marchex calculates diluted shares in accordance with GAAP in the computation of Non-GAAP EPS. Marchex had previously calculated diluted shares using the following methodology as calculated and described below.

Shares used to calculate diluted net income per Class B share applicable to common stockholders	33,514	35,743
Weighted average stock options and common shares subject to repurchase or cancellation (a)	2,657	2,973
Weighted average common shares related to deferred acquisition payments	—	5,988

Non-GAAP shares used to calculate Adjusted Non-GAAP EPS	36,171	44,704

Adjusted Non-GAAP EPS (computed using Non-GAAP shares)	$0.04	$0.07

(a)	The impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock using the treasury stock method in periods with income. The impact of restricted stock units and options subject to market conditions have or will be included once the market conditions have been met.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Twelve Months Ended December 31,
	2010	2011
Adjusted Non-GAAP EPS	$0.06	$0.30

Net income (loss) per Class B share applicable to common stockholders—diluted (GAAP EPS)	$(0.10)	$0.08
Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	32,654	35,318

Net income (loss) applicable to common stockholders	$(3,242)	$2,700

Stock-based compensation	10,832	15,143
Acquisition related costs	—	1,890
Amortization of intangible assets from acquisitions	2,729	5,455
Gain on sales and disposals of intangible assets, net	(6,772)	(9,421)
Interest (income) expense and other, net	(129)	458
Dividends paid to participating securities	199	259
Estimated impact of income taxes	(1,784)	(4,390)

Adjusted Non-GAAP net income applicable to common stockholders	$1,833	$12,094

Adjusted Non-GAAP EPS	$0.06	$0.30

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	32,654	35,318
Weighted average stock options and common shares subject to repurchase or cancellation (if applicable) (1)	550	—
Weighted average common shares related to deferred acquisition payments (1)	—	4,396

Diluted shares used to calculate Adjusted Non-GAAP EPS (2)	33,204	39,714

(1)	For the year ended December 31, 2010 and 2011, these shares were excluded from the computation of diluted net income (loss) per share as their effect would be anti-dilutive.
(2)	Marchex calculates diluted shares in accordance with GAAP in the computation of Non-GAAP EPS. Marchex had previously calculated diluted shares using the following methodology as calculated and described below.

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	32,654	35,318
Weighted average stock options and common shares subject to repurchase or cancellation (a)	3,058	3,126
Weighted average common shares related to deferred acquisition payments	—	4,396

Non-GAAP shares used to calculate Adjusted Non-GAAP EPS	35,712	42,840

Adjusted Non-GAAP EPS (computed using Non-GAAP shares)	$0.05	$0.28

(a)	The impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock using the treasury stock method in periods with income. The impact of restricted stock units and options subject to market conditions have or will be included once the market conditions have been met.